EXHIBIT 99E


                 EXCERPTS FROM SECTION 215a OF THE NATIONAL BANK
                 ACT RELATING TO DISSENTERS' RIGHTS -- FILED AS
              EXHIBIT E TO THE PROXY STATEMENT/PROSPECTUS INCLUDED
                         IN THIS REGISTRATION STATEMENT